SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

IMS HEALTH INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-14049	06-1506026
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1499 Post Road
Fairfield, Connecticut	06824
(Address of principal executive offices)	(Zip Code)

(203) 319-4700

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Item 9.  REGULATION FD DISCLOSURE

                    On May 7, 2003, IMS Health Incorporated (“IMS Health”) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.  Accompanying such report were certifications of IMS Health’s Chief Executive Officer, David M. Thomas, and Chief Financial Officer, Nancy E. Cooper, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  The text of each of these certifications is set forth below:

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of IMS Health Incorporated, a Delaware corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Thomas
Date: May 7, 2003	David M. Thomas
Chairman and
Chief Executive Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of IMS Health Incorporated, a Delaware corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nancy E. Cooper
Date: May 7, 2003	Nancy E. Cooper
Senior Vice President and
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

By: /s/ Robert H. Steinfeld

Name: Robert H. Steinfeld
Title: Senior Vice President, General Counsel and Corporate Secretary
Date: May 8, 2003